UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2018

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B

Greer, South Carolina 29651

(Address of principal executive offices) (zip code)

(864) 448-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 30, 2018, Regional Management Corp. (the “Company”) and its wholly-owned subsidiary, Regional Management Receivables, LLC (the “Borrower”), entered into Amendment No. 2 (the “Amendment”) to the Amended and Restated Credit Agreement, dated November 21, 2017, by and among the Company, as servicer, the Borrower, Wells Fargo Bank, National Association (“Wells Fargo”), as lender (the “Lender”), the other lenders from time to time parties thereto, Wells Fargo, as account bank, collateral custodian, and backup servicer, and Wells Fargo Securities, LLC, as administrative agent for the Lender and the other lenders from time to time parties thereto (the “Credit Agreement”), as amended on February 20, 2018. The Credit Agreement was previously filed with the Securities and Exchange Commission by the Company as Exhibit 10.1 to the Current Report on Form 8-K dated November 28, 2017.

Following the impact of Hurricane Florence in North Carolina and South Carolina, the Company implemented a special loan payment extension program for the benefit of impacted customers in such states, providing such customers with an extension of the due date of their monthly payment obligation immediately following the disaster event. In connection therewith, the Amendment waives the application of the “Extension Ratio” trigger relating to the definitions of “Level I Effective Date Receivables Trigger Event” and “Level II Effective Date Receivables Trigger Event” for the September 2018 “Collection Period.” The amendment also amends the three-month average “Extension Ratio” trigger relating to the definitions of “Level I Effective Date Receivables Trigger Event,” “Level I Initial Receivables Trigger Event,” “Level II Effective Date Receivables Trigger Event,” and “Level II Initial Receivables Trigger Event,” by increasing the “Extension Ratio” trigger for the October 2018 “Collection Period” based on a one-month average and by increasing the “Extension Ratio” trigger for the November 2018 “Collection Period” based on a two-month average.

For a complete description of the terms of the Amendment, see Exhibit 10.1 hereto. The foregoing description is only a summary and is qualified in its entirety by reference to the full text of the Amendment, which is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2 to the Amended and Restated Credit Agreement, dated October 30, 2018, by and among Regional Management Receivables, LLC, as borrower, Regional Management Corp., as servicer, Wells Fargo Bank, National Association, as the sole lender, and Wells Fargo Securities, LLC, as administrative agent for the lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: November 2, 2018	By:	/s/ Donald E. Thomas
Donald E. Thomas Executive Vice President and Chief Financial Officer